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                                                        Rule 497
                                                        033-58504
                     AIG LIFE INSURANCE COMPANY
                         VARIABLE ACCOUNT I

Supplement dated January 10, 1997 to Prospectus dated May 1, 1996.

This supplement provides information regarding the Real Estate Investment Portfolio of the Alliance Variable Products Series Fund, Inc. (the Alliance
Fund), which is now available to contract holders. Additional information regarding the Real Estate Investment Portfolio may be found in the prospectus for the Alliance Fund dated December 30, 1996 which sets forth disclosure regarding this Portfolio. The Alliance Fund prospectus is enclosed with this Prospectus.

This Supplement amends the contents of the Prospectus, under the headings indicated as follows:

SUMMARY OF EXPENSES
Total Portfolio Annual Expense after reimbursement, for the Real Estate Investment Portfolio, is 0.95%. In absence of this reimbursement, it is estimated that the annual expenses for the Real Estate Investment Portfolio would have been 1.90% (0.90% Management Fees and 1.00% Other Expenses)

Expenses on a hypothetical $1,000, assuming 5% growth:

If you surrender          1 Year    3 Years   5 Years   10Years
                          -------   -------   -------   -------
                           $80       $114     $149      $275

If you Annuitize           $24        $75     $129      $275
or if you do not
surrender

ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.

Real Estate Investment Portfolio

This Portfolio seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.


THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR VARIABLE ACCOUNT I DATED MAY 1, 1996 AND THE ALLIANCE FUND PROSPECTUS DATED DECEMEBER 30, 1996.

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